                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Platt and Maureen Foley, and each of them, his/her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him/her and in his/her name and/or his/her behalf, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Pro-Pharmaceuticals, Inc. to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, including, without limitation, the power and authority to sign his/her name in any and all capacities (including his capacity as a Director and/or Officer of Pro-Pharmaceuticals, Inc.) to the Annual Report on Form 10-KSB of Pro-Pharmaceuticals, Inc. for the fiscal year ended December 31, 2002 and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any or all of them, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents on the dates stated.

         Signature                        Title                        Date
         ---------                        -----                        ----

/s/ David Platt                President, Chief Executive         March 25, 2003
----------------------------   Officer, Treasurer, Secretary
David Platt, Ph.D.             and Director (Principal
                               Executive, Financial and
                               Accounting Officer)

/s/ James Czirr                Executive Vice President of        March 26, 2003
----------------------------   Business Development and
James Czirr                    Director

/s/ Burton C. Firtel           Director                           March 22, 2003
----------------------------
Burton C. Firtel

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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               [CONTINUATION OF POWER OF ATTORNEY SIGNATURE PAGE]


/s/ Dr. Dale H. Conaway        Director                           March 24, 2003
----------------------------
Dale H. Conaway, D.V.M.


/s/ David H. Smith             Director                           March 26, 2003
----------------------------
David H. Smith


                               Director                           March __, 2003
----------------------------
Edgar Ben-Josef, M.D.


/s/ Mildred Christian          Director                           March 21, 2003
----------------------------
Mildred Christian, Ph.D.